UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
September 22, 2008
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(972) 497-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 22, 2008, Lennox International Inc. (the “Company”), Lennox Procurement Company Inc. (“Procurement”), Lennox Industries Inc. (“Industries”), Allied Air Enterprises Inc. (“Allied”), Service Experts LLC (“Service Experts”), Lennox Global Ltd. (“Global”), BTMU Capital Corporation (“BTMU”) and Compass Bank (“Compass”) entered into a First Omnibus Amendment to Operative Documents (the “Omnibus Amendment”), pursuant to which certain agreements entered into in connection with the lease of the Company’s corporate headquarters (the “Lease”) have been amended. On the same day, MHCB (USA) Leasing and Finance Corporation assigned all of its rights and obligations under a Participation Agreement related to the acquisition, financing and lease of the Company’s corporate headquarters and certain related documents to Compass, and Compass assumed all of those rights and obligations.
     The Omnibus Amendment, among other things, (i) amends the Lease and the Participation Agreement to make certain terms contained therein consistent with terms contained in the Company’s revolving credit agreement and (ii) provides for certain increases in the amount of rent required to be paid under the Lease. In connection with the Omnibus Amendment, Industries, Allied, Service Experts and Global (each a wholly-owned subsidiary of the Company and collectively, the “Subsidiary Guarantors”), entered into a Subsidiary Guaranty dated as of September 22, 2008 (the “Subsidiary Guaranty”), in favor of BTMU and certain other parties, pursuant to which the Subsidiary Guarantors agreed to guarantee, jointly and severally, the obligations under the Lease and certain related documents.
     Copies of the Omnibus Amendment and the Subsidiary Guaranty are filed herewith as Exhibits 10.1 and 10.2, respectively. The foregoing descriptions of the Omnibus Amendment and the Subsidiary Guaranty do not purport to be complete, and are qualified in their entirety by reference to the full text of such documents, as applicable, which are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	First Omnibus Amendment to Operative Documents, dated as of September 22, 2008, among Lennox International Inc., Lennox Procurement Company Inc., Lennox Industries Inc., Allied Air Enterprises Inc., Service Experts LLC, Lennox Global Ltd., BTMU Capital Corporation and Compass Bank.

10.2	—	Subsidiary Guaranty, dated as of September 22, 2008, made by Lennox Industries Inc., Allied Air Enterprises Inc., Service Experts LLC and Lennox Global Ltd., as guarantors, in favor of BTMU Capital Corporation and the other parties specified therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: September 25, 2008	By:	/s/ Kenneth C. Fernandez
		Name:	Kenneth C. Fernandez
		Title:	Associate General Counsel

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	First Omnibus Amendment to Operative Documents, dated as of September 22, 2008, among Lennox International Inc., Lennox Procurement Company Inc., Lennox Industries Inc., Allied Air Enterprises Inc., Service Experts LLC, Lennox Global Ltd., BTMU Capital Corporation and Compass Bank.

10.2	—	Subsidiary Guaranty, dated as of September 22, 2008, made by Lennox Industries Inc., Allied Air Enterprises Inc., Service Experts LLC and Lennox Global Ltd., as guarantors, in favor of BTMU Capital Corporation and the other parties specified therein.

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